CONESTOGA SMALL CAP FUND

T i c k e r   S y m b o l :  C C A S X

Fund Objectives

The Fund seeks to provide long-term growth of capital. To this end, the Fund strives to generate long-term investment returns favorable to its benchmarks with lower risk. The Fund typically holds 45-50 small capitalization stocks that have met Conestoga’s fundamentally based, higher-quality, sustainable growth investment criteria. Conestoga seeks companies that have positive earnings, and which we believe can grow those earnings for an extended period of time at a 15-20% rate.  We also seek companies with low debt levels, high returns on equity (ROE), and which have other high-quality characteristics.

Management

William C. Martindale, Jr. and Robert M. Mitchell have co-managed the Fund since inception October 2002. Joseph F. Monahan and David M. Lawson add research support.

First Quarter Review and Commentary

 Stock selection was the primary source of excess return versus the Russell 2000 Growth Index in the first quarter, with sector allocations also adding modestly to relative return. The Fund’s top 10 holdings (those with our highest conviction) produced total returns averaging over 20% for the first quarter. Stock selection was strongest in the Technology and Producer Durables sectors, and weakest in the Consumer Discretionary and Consumer Staples sectors.

Three of the Fund’s top five performers were in the Technology sector: Pros Holdings Inc. (PRO), Tyler Technologies Inc. (TYL), and SciQuest Inc. (SQI). PRO, a price optimization software company, reported much stronger‐than‐expected quarterly revenue and earnings, and its stock moved higher as a result. TYL, which provides software and services to municipal and local governments, saw its stock rise steadily over the quarter with investors cheering the company’s successful penetration of the California market. SQI, a procurement software company, also trended upward in the first quarter.

 Within Producer Durables, Raven Industries Inc. (RAVN) and Sun Hydraulics Corp. (SNHY) were the top performers. RAVN announced revenues and earnings in‐line with expectations, and also increased its quarterly dividend. SNHY significantly beat analyst estimates for 4Q 2012 revenue and earnings growth.

The weaker performance in the Consumer sectors was led by HealthStream Inc. (HSTM) and Medifast Inc. (MED). HSTM reported weaker‐than‐expected earnings, and MED issued more cautious guidance for future earnings. We believe the issues for both companies are short‐term in nature, and we continue to hold both stocks.

For Additional Information: Contact Mark Clewett, Director of Institutional Sales, at (484) 654-1380 or via email at    mclewett@conestogacapital.com.  You may also visit us on the web at www.conestogacapital.com.

Performance as of April 30, 2013

    QTD

   1 Year     3Years     5Years    10Years    Since Inception

Conestoga Small Cap Fund                 -3.16%     11.93%    14.15%     9.91%     10.85%    11.00%

Russell 2000

                  -0.37%     17.69%    11.25%     7.27%     10.47%    10.79%

Russell 2000 Growth

                  -0.66%     15.67%    12.94%     7.81%     11.53%    11.08%

Sector Weightings as of 4-30-13:

Consumer Discretionary

  8.8%

Consumer Staples

  1.2%

Energy

  6.1%

Financial Services

  7.2%

Health Care

              16.4%

Materials & Processing

  6.0%

Producer Durables             23.5%

Technology

              26.7%

Utilities

  0.0%

Cash

  4.1%

Top Ten Equity Holdings as of 4-30-13:

CoStar Group Inc.	4.02%
Proto Labs Inc.	3.47%
Raven Industries Inc.	3.26%
Sun Hydraulics Corp.	3.21%
Tyler Technologies Inc.	3.19%
Stamps.com Inc.	2.97%
ACI Worldwide Inc.	2.85%
Bottomline Technologies Inc.	2.79%
PROS Holdings Inc.	2.71%
Neogen Corp.	2.63%
*Total Percent of Portfolio:	31.10%

Market Capitalizations as of 4-30-13:

Mid Caps ( >$2 Bil)

17.4%

Small Caps ($500 Mil

 71.0%

-$2 Bil)

Micro Caps (<$500 Mil)        7.6%

Cash

  4.1%

Fund Characteristics 4-30-13:

	CCASX	Russell 2000	Rusell 2000 Growth
P/E (1 Yr Fwd excl Neg)	25.8x	16.1x	17.2x
P/E (1 Yr Fwd)	25.8x	18.9x	23.2x
Earnings Growth	17.7%	14.4%	17.9%
PEG Ratio	1.46	1.31	1.30
Weighted Avg Mkt.Cap	$1,490 Mil	$1,575 Mil	$1,766 Mil
ROE - Last 5 Yr. Avg.	18.7%	8.1%	11.0%
Long-Term Debt/Capital	6%	33%	33%
Dividend Yield	0.82%	1.49%	0.90%

Number of Holdings	46	1925

      1102

Fund Information:

Ticker	CCASX
CUSIP	207019100
Total Fund Net Assets (as of date)	$415.3 Mil
Inception Date	10/1/2002
Fiscal Year End	9/30

Annual Fund Operating Expenses:

Management Fee	1.20%
Distributions (12b-1) Fees	0.00%
Other Expenses (1)	0.02%
Total Annual Fund Operating Expenses	1.22%
Expense Limitation (2)	-0.12%
Total Net Operation Expenses	1.10%

Disclosures:  *Top Ten Equity Holdings as a percent of the Fund’s assets. The Conestoga Small Cap Fund can be purchased fund direct or is available through most major mutual fund platforms. Please visit www.conestogacapital.com or contact Conestoga Capital Advisors for additional instructions. Conestoga Small Cap Fund, Russell 2000 and Russell 2000 Growth characteristics are generated by Factset analytical system. Performance is based upon closing NAV calculation on listed dates and represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance quoted. Performance data includes reinvestment of dividends. Investment returns and principal value of an      investment in Conestoga Small Cap Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the Fund’s daily NAV, list of additional holdings, total return as of the most recent month-end and a copy of the Fund’s prospectus, please visit www.conestogacapital.com or call 1-800-320-7790. The prospectus contains information about the Fund’s investment objective, risks, charges, and expenses which an investor should consider before investing.

(1)  Although the Fund has adopted a Shareholder Servicing Plan that will allow the Fund to pay an annual fee of up to 0.25% of its average daily net assets for providing services to the Fund’s shareholders, the Fund does not expect to pay any Shareholder Servicing Fees in the current fiscal year.

(2)  Conestoga Capital Advisors, LLC (the Adviser) has contractually agreed to limit the Fund’s net annual operating expenses to 1.10% of the Fund’s average daily net assets until at least February 1, 2014, subject to termination at anytime at the option of the Fund.